                 [GEORGE A. HIERONYMUS & COMPANY, L.L.C. LETTERHEAD]



                 Consent of George A. Hieronymus and Company, L.L.C.


We consent to the incorporation by reference in this Current Report on Form 8-K, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports dated as shown in Exhibit A with respect to the audits of those entities as shown in Exhibit A for the year ended December 31, 1994, and to the inclusion in this current report on Form 8-K of our reports dated as shown in Exhibit B with respect to the audits of those entities as shown in Exhibit B for the year ended December 31, 1995. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement in Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement on Form S-3 (No. 333-08997), AIMCO's Registration Statement on Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (No. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (333-20755), all filed with the Securities and Exchange Commission.



/s/ George A. Hieronymus and Company, L.L.C.
-------------------------------------
George A. Hieronymus and Company, L.L.C.
Mobile, Alabama
June 23, 1997


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                                  E X H I B I T   A




Real Estate Partnership                          Report Date
-----------------------                          -----------

Athens Arms Associates                           January 27, 1995

Colonial Terrace I Associates                    January 27, 1995

Colonial Terrace II Associates                   January 27, 1995



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                                  E X H I B I T   B




Real Estate Partnership                          Report Date
-----------------------                          -----------

Athens Arms Associates                           January 26, 1996

Colonial Terrace I Associates                    January 26, 1996

Colonial Terrace II Associates                   January 26, 1996